UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 20, 2018

CAMBREX CORPORATION

(Exact name of Registrant as specified in its charter)

DELAWARE	1-10638	22-2476135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE MEADOWLANDS PLAZA, EAST RUTHERFORD, NEW JERSEY		07073
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (201) 804-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

CAMBREX CORPORATION

Form 8-K

Current Report

Item 1.01.	Entry into a Material Definitive Agreement.

On July 20, 2018, Cambrex Corporation (the “Company”) entered into a Purchase and Sale Agreement (the “Purchase and Sale Agreement”) with Halo Pharmaceutical, Inc., a Delaware corporation (“Halo US”), 8121117 Canada Inc., a corporation organized under the laws of Canada (also known as Halo Pharmaceutical Canada Holdings, Inc. (or “Halo 812”)), Halo Pharmaceutical Canada Inc., a corporation organized under the laws of Canada (“Halo Canada” and together with Halo US, Halo 812 and their respective Subsidiaries, the “Acquired Companies”), the holders of all the outstanding securities of the Acquired Companies (collectively, the “Sellers”), SK Capital Partners, L.P., a Delaware limited partnership, as representative of the Sellers and SK Angel Holdings, L.P., a Cayman Islands exempted limited partnership, as guarantor of the Sellers, pursuant to which the Company will acquire all of the outstanding securities of the Acquired Companies.

Pursuant to the Purchase and Sale Agreement, at the closing of the transaction, the Company has agreed to pay to the Sellers an aggregate purchase price equal to U.S. $425 million payable in cash, subject to certain adjustments as set forth in the Purchase and Sale Agreement. The Purchase and Sale Agreement contains customary representations, warranties, covenants and indemnities. The closing of the transaction is subject to customary closing conditions.

The foregoing description of the Purchase and Sale Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase and Sale Agreement, a copy of which the Company expects to file as an exhibit to its next Quarterly Report on Form 10-Q.

Item 7.01	Regulation FD Disclosure.

On July 23, 2018 the Company will be holding a conference call to discuss the transaction. A copy of the Company’s presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 hereto) is being “furnished” and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing. The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 hereto) will not be deemed an admission as to the materiality of any information.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

99.1    Presentation dated July 23, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

CAMBREX CORPORATION

Date: July 23, 2018	By:	/s/ Samantha Hanley
	Name:	Samantha Hanley
	Title:	Vice President & General Counsel